UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 24, 2006
                                                --------------------------------


                             Tompkins Trustco, Inc.
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             (Exact name of registrant as specified in its charter)


          New York                     1-12709                16-1482357
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(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)


The Commons, PO Box 460, Ithaca, New York                       14851
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(Address of Principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code     (607) 273-3210
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))
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Item 2.02    Results of Operations and Financial Condition

         On October 25, 2006, the Company issued a press release announcing its earnings for the calendar quarter ended September 30, 2006. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in
             Fiscal Year

         On October 24, 2006, the Board of Directors of Tompkins Trustco, Inc. (the "Company") amended the Company's Bylaws to allow for shares of the Company's capital stock to be issued in book-entry form (Uncertified form).
Article VI, Section 1 and Section 2 of the Bylaws were amended to read in their entireties as follows:

SECTION 1. Form and Signatures. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Within a reasonable time after the issue or transfer of shares without certificates, the Corporation shall send or cause its transfer agent or registrar to send the registered owner thereof a written statement of the information required on certificates by the New York Business Corporation Law. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, the Chairman of the Board or a Vice-Chairman of the Board or the President or a Vice President and by the Corporate Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, and may be sealed with the seal of the Corporation or facsimile thereof. Where any share certificate is countersigned by a transfer agent or registered by a registrar, other than the Corporation itself or its employees, or if the shares are listed on a registered national security exchange, the signatures of any such Chairman of the Board, Vice-Chairman of the Board, President, Vice President, Corporate Secretary, Assistant Secretary, Treasurer or Assistant Treasurer may be facsimiles engraved or printed. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before the share certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person had not ceased to be such officer.

SECTION 2. Transfer of Shares. Shares of stock of the Corporation shall be transferred on the books of the Corporation only (1) upon presentation and surrender of the appropriate certificate by the registered holder of such shares in person or by his or her duly authorized attorney or by a person presenting proper evidence of succession, assignment or authority to transfer such shares or (2) in the case of uncertificated shares upon receipt of proper transfer instructions from the registered holder of such shares or from a duly authorized attorney or upon presentation of proper evidence of succession, assignment or authority to transfer such shares. Except as otherwise provided by law, the Corporation shall be entitled to treat the holder of record of any share as the owner thereof and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof. The Board of Directors, to the extent permitted by law, shall have power and authority to make all rules and regulations as it may deem proper or expedient concerning the issue, transfer and registration of shares of stock and may appoint one or more transfer agents and registrars of the shares of the Corporation.

A copy of the Bylaws of Tompkins Trustco, Inc. as amended through and including October 24, 2006 is attached to this Report on Form 8-K as Exhibit 3(ii) and is incorporated herein by reference.

Item 8.01    Other Events

         On October 25, 2006, the Company issued a press announcing that on October 24, 2006, its Board of Directors approved payment of a regular quarterly cash dividend of $0.30 per share, payable on November 15, 2006, to common shareholders of record on November 3, 2006. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(a)      Not applicable.
(b)      Not applicable.
(c)      Not applicable.
(d)      Exhibits.

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

         Exhibit No.    Description
         -----------    -----------

         3(ii) Bylaws of Tompkins Trustco, Inc. as amended through and including October 24, 2006

         99.1           Press Release of Tompkins Trustco, Inc. dated
                        October 25, 2006

         99.2           Press Release of Tompkins Trustco, Inc. dated
                        October 25, 2006




                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TOMPKINS TRUSTCO, INC.

Date:  October 25, 2006                By: /s/ JAMES J. BYRNES
                                           -------------------------------------
                                           James J. Byrnes
                                           Chairman and CEO

                                        3
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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER      EXHIBIT DESCRIPTION                                             PAGE
------      -------------------                                             ----

 3(ii)       Bylaws of Tompkins Trustco, Inc. as amended through and
             including October 24, 2006                                       5

 99.1        Press Release of Tompkins Trustco, Inc. dated
             October 25, 2006                                                15

 99.2        Press Release of Tompkins Trustco, Inc. dated
             October 25, 2006                                                23




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